UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Patrick F. Quan
International Growth and Income Fund
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

International Growth
and Income FundSM

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Special feature

Extending our global reach: How we seek investment opportunity beyond U.S. borders

▶ See page 6

Annual report for the year ended June 30, 2012

International Growth and Income Fund seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies outside the U.S.
This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2012.

			Lifetime
	1 year	5 years	(since 10/1/08)
Class A shares
Reflecting 5.75% maximum sales charge	–15.20%	—	5.30%

The total annual fund operating expense ratio is 0.93% for Class A shares as of the prospectus dated September 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of July 31, 2012, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.69%.

Results for other share classes can be found on page 34.

Investing outside the United States may be subject to risks such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

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Fellow investors:

The recently concluded fiscal year was punctuated by bouts of high volatility, marked swings in investor sentiment and weaker-than-expected economic data. At various times throughout the 12 months ended June 30, 2012, investors reacted strongly to Europe’s ongoing sovereign debt crisis. Signs of slower growth in China and other developing markets also weighed on international market returns.

Against this turbulent backdrop, International Growth and Income Fund recorded a total return of –10.0% for the fiscal year. While we are disappointed with the loss, the fund’s result surpassed the –14.1% return of the unmanaged MSCI ACWI (All Country World Index) ex USA, which measures a broad range of developed- and developing-country stock markets. This index became the fund’s primary benchmark in the fiscal year ended June 30, 2011, replacing the unmanaged MSCI World ex USA Index, which focuses on developed markets. By way of comparison, the MSCI World ex USA Index registered a 13.7% loss. The Lipper International Funds Index, a peer group measure, declined 13.6%.

During the fiscal year, the fund continued to provide steady income. For the 12 months, it paid quarterly dividends totaling about 86 cents a share. This amounts to an income return of 2.7% for investors who reinvested dividends. Those who took dividends in cash earned a similar income return. Investors also received a capital gains distribution of 51 cents a share in December.

[Begin Sidebar]
Results at a glance

For periods ended June 30, 2012, with all distributions reinvested

		Average annual
		total returns
	Total returns	Lifetime
	1 year	(since 10/1/08)
International Growth and
Income Fund (Class A shares)	–10.03%	6.98%
MSCI ACWI (All Country World Index)
ex USA*	–14.15	2.44
Lipper International Funds Index	–13.58	1.66

*The index is unmanaged and, therefore, has no expenses.
[End Sidebar]

[Begin Sidebar]
In this report

Special feature

6	Extending our global reach

Despite ongoing uncertainty in the global economy, International Growth and Income Fund is finding opportunity in Europe, Asia and other markets outside the U.S. — often in companies that conduct business on a global scale.

Contents

1	Letter to investors

5	The value of a $10,000 investment

12	Summary investment portfolio

17	Financial statements

35	Board of trustees and other officers
[End Sidebar]

A challenging 12 months

Market swings were sharp and frequent during the past fiscal year. International equities started the period with a protracted decline, fueled by Europe’s sovereign debt crisis, slowing growth in a number of key markets and the political impasse over raising the debt ceiling in the United States. A series of steps taken by European leaders to address the region’s troubles briefly encouraged investors toward the end of 2011. These included a new fiscal treaty among European Union member nations and measures taken by the European Central Bank to support the region’s banking system.

However, the boost in investor confidence was short-lived as the economic and financial difficulties of Europe’s most troubled nations appeared to be spreading. First-quarter 2012 data showed that both the U.K. and Spanish economies had contracted, joining a number of other European nations in recession. What’s more, the Spanish and Italian governments struggled to meet their financing needs. Further action by European leaders toward the end of the fiscal year again calmed investors. At a summit in late June, European political leaders took additional steps to address the region’s most pressing concerns, including authorizing support for Spain’s troubled banking system.

Amid this uncertainty, most euro zone markets sustained declines. A slide in the value of the euro compared with the dollar amplified these losses for U.S. investors. While some progress has been made by European leaders in recent months, we caution investors that we expect these difficulties to continue for some time. That said, we believe we are finding opportunities to invest in solid European companies — often with global businesses — at what we believe are compelling valuations. (This year’s feature article, starting on page 6, explores how the fund’s investment professionals are tracking long-term investment opportunity across Europe, Asia and other markets outside the United States.)

[Begin Sidebar]
Largest equity holdings
(as of June 30, 2012)

Company	Country	Percent of net assets
Royal Dutch Shell	United Kingdom	3.0%
National Grid	United Kingdom	2.5
TOTAL	France	2.4
British American Tobacco	United Kingdom	2.4
GDF SUEZ	France	2.1
Novartis	Switzerland	2.1
Taiwan Semiconductor	Taiwan	2.0
Power Assets Holdings	Hong Kong	1.9
Prudential	United Kingdom	1.7
Crescent Point Energy	Canada	1.6
[End Sidebar]

In the developing markets, a slowdown in China’s economy was more pronounced than many investors expected. Leaders in Beijing — who had been seeking to contain the country’s overheating property market — said in May that they would shift their focus toward promoting economic growth. Other major emerging economies such as India and Brazil slowed as well, while the economic slump in Europe — Asia’s largest export destination — weighed on growth in several developing countries.

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In many ways, market sector returns reflected the investor anxiety and high volatility that characterized the fiscal year. Generally speaking, economically sensitive sectors such as basic materials, industrials and energy posted some of the largest losses of the period. Financials also declined sharply, primarily due to the troubles in Europe. Defensive areas of the market, such as consumer staples and health care, fared better during the period.

A look inside the portfolio

Given the breadth of the market downturn, it is not surprising that a number of the fund’s investments lost ground. As a group, the fund’s industrial holdings suffered the worst declines of the period. These included French-based Schneider Electric (–33.3%) and German engineering company Siemens (–38.8%). Telecommunications holdings, including Portugal Telecom (–55.6%) and KPN (–34.1%), also hurt the fund’s overall result.

Six of International Growth and Income Fund’s top 10 holdings, which you can see in the table on page 2, also registered losses. Among them were oil and gas companies TOTAL (–22.0%), Crescent Point Energy (–19.2%) and Royal Dutch Shell (–2.2%), the fund’s largest investment. Swiss pharmaceutical maker Novartis (–8.9%), the sixth-largest holding, declined — as did utilities companies GDF SUEZ (–34.8%) and Power Assets Holdings (–0.9%).

There were positive contributions from companies in a variety of areas, most notably the consumer staples sector. They included Anheuser-Busch InBev (+34.1%), South African food retailer Shoprite Holdings (+22.6%) and British American Tobacco (+16.1%), the fund’s fourth-largest holding. Other top 10 holdings that registered gains were Taiwan Semiconductor (+8.1%) and U.K. utilities company National Grid (+7.6%).

Looking forward

Uncertainty still clouds the near-term picture. As Europe grapples with its structural problems, growth continues to slow in China and the United States faces its own fiscal issues at the end of 2012, we expect more turbulence ahead. Europe’s sovereign debt crisis and economic slowdown have begun to impact other parts of the world economy, including many developing markets. Nevertheless, there are reasons for optimism. While Europe’s troubles will not be resolved quickly, we expect that its leaders will ultimately adopt policies that can restore stability to the region.

And although growth in China and other developing markets may slow further, over the longer term we maintain a favorable view of prospects for these areas. What’s more, we believe valuations for many established companies around the world are quite compelling — and balance sheets remain strong.

While we expect to see volatility in the short term, we continue to find what we believe are strong long-term investment opportunities in Europe, Asia and elsewhere around the world. We believe that our focus on well-established, blue-chip companies that often pay dividends can continue to reward our investors over time.

As always, we thank you for the trust you have placed in us and your commitment to long-term investing.

Cordially,

/s/ Steven T. Watson

Steven T. Watson
Vice Chairman of the Board

/s/ Carl M. Kawaja

Carl M. Kawaja
President

August 10, 2012

For current information about the fund, visit americanfunds.com.

Where the fund’s assets were invested

To pursue its objective, International Growth and Income Fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. In building the portfolio, the investment professionals who manage the fund take a strict company-by-company approach rooted in rigorous fundamental research. While this approach has resulted in a portfolio with broad geographic diversification, including substantial holdings in Europe, it is important to note that the concentrations shown on this page reflect the total of numerous individual decisions on companies in a particular country or region.

Percent of net assets by country as of June 30, 2012

		International Growth and Income Fund	MSCI ACWI ex USA*

■	Europe	49.2%	45.8%
	Euro zone†	25.4	18.4
	United Kingdom	15.7	15.8
	Switzerland	6.2	5.8
	Sweden	1.0	2.1
	Denmark	.4	.8
	Czech Republic	.3	.1
	Norway	.2	.6
	Other Europe	—	2.2

■	Asia/Pacific	29.4	38.4
	Australia	7.5	6.0
	Japan	6.2	14.8
	Hong Kong	4.9	2.0
	Taiwan	3.4	2.6
	China	2.5	4.3
	Thailand	1.0	.5
	South Korea	1.0	3.6
	New Zealand	.9	.1
	Other Asia/Pacific	2.0	4.5

■	The Americas	10.1	13.4
	Canada	6.3	8.1
	Mexico	1.7	1.2
	Brazil	1.1	3.1
	United States	.9	—
	Other Americas	.1	1.0

■	Other	3.5	2.4
	South Africa	3.5	1.9
	Other countries	—	.5

	Bonds & notes, short-term securities &
	other assets less liabilities	7.8	—

	Total	100.0%	100.0%

	*The MSCI ACWI (All Country World Index) ex USA is weighted by market capitalization.

†Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

The value of a $10,000 investment

How a $10,000 investment has fared (for the period October 1, 2008, to June 30, 2012, with dividends reinvested)
Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

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	International Growth and Income Fund1,2	MSCI ACWI (All Country World Index) ex USA2,3
10/1/2008	$9,425	$10,000
10/31/2008	8,424	7,746
11/30/2008	8,123	7,301
12/31/2008	8,651	7,718
1/31/2009	7,941	7,038
2/28/2009	7,590	6,383
3/31/2009	8,050	6,899
4/30/2009	8,683	7,848
5/31/2009	9,627	8,922
6/30/2009	9,521	8,826
7/31/2009	10,382	9,692
8/31/2009	10,758	10,052
9/30/2009	11,315	10,571
10/31/2009	11,144	10,441
11/30/2009	11,485	10,742
12/31/2009	11,704	10,971
1/31/2010	11,154	10,436
2/28/2010	11,162	10,438
3/31/2010	11,773	11,153
4/30/2010	11,560	11,062
5/31/2010	10,487	9,910
6/30/2010	10,324	9,786
7/31/2010	11,302	10,672
8/31/2010	11,003	10,381
9/30/2010	12,010	11,416
10/31/2010	12,516	11,806
11/30/2010	11,970	11,353
12/31/2010	12,713	12,244
1/31/2011	12,775	12,367
2/28/2011	13,194	12,695
3/31/2011	13,289	12,671
4/30/2011	13,997	13,300
5/31/2011	13,723	12,931
6/30/2011	13,487	12,748
7/31/2011	13,280	12,578
8/31/2011	12,441	11,502
9/30/2011	11,184	10,226
10/31/2011	12,150	11,305
11/30/2011	11,907	10,730
12/31/2011	11,760	10,612
1/31/2012	12,132	11,335
2/29/2012	12,701	11,975
3/31/2012	12,766	11,816
4/30/2012	12,641	11,640
5/31/2012	11,479	10,330
6/30/2012	12,134	10,944
[end mountain chart]
$10,000
Original investment

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2All results are calculated with dividends and capital gains reinvested.
3The index is unmanaged and, therefore, has no expenses.
4For the period October 1, 2008 (when the fund began operations), through October 31, 2008.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended June 30, 2012)*

			Lifetime
			(since
	1 year	5 years	October 1, 2008)
Class A shares	–15.20%	—	5.30%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

Extending our global reach

Despite ongoing uncertainty in the global economy, International Growth and Income Fund is finding opportunity in Europe, Asia and other markets outside the U.S. — often in companies that conduct business on a global scale.

[photo of a plane mid-air]

It’s looking like déjà vu all over again. For the third straight spring, stock markets stumbled as Europe’s sovereign debt crisis took center stage. And while financial pressure was spreading from Greece to other countries in Southern Europe, the economic growth rate in China was decelerating. Given the lingering uncertainty, many people may be questioning whether now is such a good time to be investing outside the U.S.

Despite the cloudy horizon, we believe that the short answer is yes. The modern global economy has evolved into a complex system of interconnected markets. By carefully sorting through these connections and following the trail of opportunity wherever it leads — whether to Europe, Asia or elsewhere around the world — the investment professionals who manage International Growth and Income Fund (IGI) believe they can build long-term value for investors.

To be sure, given the many variables, international investing involves some measure of risk. “There are a lot of turbulent crosswinds in various countries and governments these days,” says Carl Kawaja, president of the fund and a portfolio counselor. “But volatile times like these are often the best times to find opportunity. In my view, now is the time to be looking for bargains, but it should be done in a prudent way. IGI’s investment professionals have weathered difficult markets before, and I believe we can continue to do so by weighing opportunity and risk thoughtfully and judiciously.”

The fund’s approach to international investing is relatively conservative. It seeks to invest primarily in larger, well-established companies based mostly outside the U.S. that often pay above-average dividends. Rather than concentrating on particular regions or economies, the men and women who help manage the fund focus on individual companies — their operations, suppliers, customers and balance sheets. Often, these efforts lead them to businesses with broad global profiles themselves.

“Europe continues to struggle with its problems. And China, India and Japan have all faced challenges recently — as has the United States,” says Steve Watson, vice chairman of the fund and a portfolio counselor. “That underscores the importance of diversification. And a lot of companies we invest in think that way too. Many of the fund’s European holdings, for example, have had success in a difficult period because they are not just selling goods and services in Europe, but they are selling goods and services globally.”

In the following pages, the investment professionals who help manage IGI highlight a number of holdings that they believe can fare well in the coming years even if the various challenges in the global economy persist for some time.

Thinking ‘smart’ about energy demand

As the world becomes more interconnected, the country or region where a company is located becomes less and less relevant. Consider Schneider Electric, a maker of electrical components for buildings and one of the fund’s top holdings. Schneider, which was founded in the early 19th century and is headquartered in France, exemplifies the fund’s focus on established companies that seek opportunity globally.

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“Although it is French-headquartered, Schneider is not particularly French in terms of its business,” notes Steve. “Much of its growth has been in developing markets, where it is gaining market share.”

Developing markets are expected to account for around 90% of the increase in global energy demand over the next 40 years. Schneider — which makes systems for smart buildings and smart grids — has been investing heavily in emerging markets. The company now operates in more than 100 countries, including China, India and Russia.

Schneider also offers a broad diversity of products. It has been a pioneer in developing and marketing products that promote energy efficiency, including variable speed drives in automation, inverters for solar and wind applications, more efficient solutions for cooling data center servers, and temperature control and light occupancy sensors.

Steve and investment analyst Jason Smith, who covers European industrials, agree that Schneider’s broad geographic diversification can help it stay on a relatively strong growth trajectory even if headwinds in Europe and elsewhere continue to blow.

“Certainly, the economic downturn in Europe and slower growth in China have had some impact on Schneider’s business, but stronger growth from North America, Russia and Africa has helped the company stay on track,” says Jason, who is based in New York. “In China, the company’s focus has been more related to commercial developments, data centers and factory automation, areas that have not slowed as much as residential construction.”

Most recently, the company is investing heavily to capitalize on the impending boom in demand for electric cars and providing the necessary charging infrastructure to support this growth.

A “fleet of small vessels”

Nestlé, a Swiss maker of packaged food products, is another example of a European company that traces its origins back more than a century. Fund portfolio counselor Andrew Suzman believes Nestlé can help the fund meet its dual objective of long-term capital appreciation and current income.

“Because of its formidable size, its production and distribution capabilities and its research and development, Nestlé is a good example of a dominant global business,” says Andrew. “It paid a 3.5% dividend yield as of June 30, 2012, hasn’t cut its dividend in decades and has demonstrated a commitment to growing its dividend over time.”

The Swiss company has had a long-time presence in a number of emerging markets in Latin America, Asia and elsewhere. Known in the U.S. for its chocolate, coffee and hot cocoa, the company offers a wide diversity of products — among them baby food, noodles and a variety of confectionary offerings. “This geographic and product diversification has helped Nestlé build a very impressive track record of consistent growth,” notes Geneva-based investment analyst Georgios Damtsas. “Last year, for example, it grew in Portugal, Italy, Greece and Spain by 4%, which is quite a feat considering that all four countries were in recession.”

Nestlé’s organizational structure has also contributed to its strong track record in recent years. “While the company is one of the largest foodmakers in the world, it sees itself as a fleet of small vessels,” says Georgios. In other words, the company has decentralized its operations to enable its local companies to make products customized and tailored to local taste. “So in India, for example, Nestlé has more than a 90% market share in the noodles market, whereas the company doesn’t sell noodles in other parts of the world,” adds Georgios.

Another good example of this practice is how Nestlé differentiates its chocolates, a signature product offering. Consumers in developed Western markets tend to prefer creamy, rich chocolates. But in emerging markets, where there is typically no cold supply chain, chocolates melt before they can get to the consumer. So in these areas, Nestlé tends to emphasize its wafer chocolates, notes Georgios. “For example, it will have Kit Kat with very little chocolate and a much bigger wafer, because that way it remains stable in an ambient, hot climate,” he says.

Helping the North American oil-and-gas boom move forward

After declining for nearly four decades, oil production in the United States began growing again a couple of years ago. During the long drop-off, however, the U.S. underinvested in its crude oil transportation infrastructure. So the recent surge in production has revealed a number of bottlenecks in the system.

One of those bottlenecks surfaced in Cushing, Oklahoma, a major delivery point for oil. About a year ago, there was more oil coming into Cushing than could be used by oil refineries in that area, and there was not enough pipeline capacity out of Cushing to get it to refineries in Houston, Texas, or elsewhere in the country. As a result, the oil price in Oklahoma started to disconnect from prices elsewhere in the country.

“These price disparities arose simply because there weren’t enough pipelines to get the oil where the demand was,” says Carl. This created a substantial opportunity for Enbridge, a Canadian pipeline company that transports oil across North America.

For more than 60 years, Calgary, Alberta-based Enbridge has operated the world’s longest crude oil pipeline system, which recently measured some 15,000 miles in length and transported more than 2 million barrels of crude oil a day — primarily from Western Canada to Chicago and the Upper Midwestern United States. Recently, Enbridge opened a 500-mile expansion to move oil between Cushing, Oklahoma, and refineries in the Houston area.

“The first oil was delivered in June,” notes Craig Beacock, an investment analyst based in San Francisco. “And with oil production surging in Canada as well as the U.S., Enbridge now has the opportunity to build a number of additional expansions.”

Canada’s oil sands contain the third-largest crude oil reserves in the world. And with production from the oil sands region in Alberta expected to more than triple to 5 million barrels a day by 2030, according to a recent report by the Canadian Association of Petroleum Producers, Canada is expected to take on a greatly expanded role in meeting U.S. energy needs.

[Begin Sidebar]
A focus on dividend income

A key element of International Growth and Income Fund’s objective is its pursuit of above-average income in the form of dividend payments. While not every holding in the fund pays a dividend, most do and many pay a dividend yield in excess of the MSCI ACWI (All Country World Index) ex USA yield of 3.59%. Here are the dividend yields for the fund’s top 10 holdings as of June 30, 2012.

[begin bar chart]
MSCI ACWI ex USA	3.59%

Royal Dutch Shell	4.84

National Grid	5.82

TOTAL	6.42

British American Tobacco	3.90

GDF Suez	8.00

Novartis	4.25

Taiwan Semiconductor	3.69

Power Assets Holdings	3.99

Prudential	3.41

Crescent Point Energy	7.26
[end bar chart]

Source: MSCI
[End Sidebar]

[Begin Sidebar]
A global profile built one company at a time

Rather than target companies in specific regions or countries, International Growth and Income Fund seeks long-term value by focusing on companies that often pursue opportunity on a global basis themselves. The table below shows how the fund’s top nine holdings generate major shares of sales beyond their home country’s borders.

[pie chart presentation]
British
Royal Dutch Shell			National Grid		American Tobacco
(U.K.)			(U.K.)		(U.K.)

Outside home market	In home market		Outside home market	In home market	Outside home market	In home market
60.1	39.9	*	56.6	43.4	76.6	23.4	†

Taiwan
TOTAL			Semiconductor		Novartis
(France)			(Taiwan)		(Switzerland)
Outside home market	In home market		Outside home market	In home market	Outside home market	In home market
76.9	23.1		88.3	11.7	98.8	1.2

Power Assets Holdings			Prudential		GDF SUEZ
(Hong Kong)			(U.K.)		(France)
In home market			Outside home market	In home market	Outside home market	In home market
100.0			69.4	30.6	65.6	34.4
[end pie charts]

Key: Percentage of revenue by market

Source: Company regulatory filings for the most recently concluded fiscal year. Home market revenue for Royal Dutch Shell and British American Tobacco includes European regional totals because the companies did not report the U.K. market separately.

*Includes all of Europe
†Includes Western Europe
[End Sidebar]

Enbridge’s future plans include increasing the capacity to the U.S. Gulf Coast, opening up new markets for Canadian crude in Eastern Canada and the U.S. Northeast and eventually building a pipeline to the British Columbia coast, which would enable tanker exports to Asia and elsewhere.

Growth through innovation, education

Considering how sensitive the construction industry is to economic fluctuations, you might not expect a maker of building products to do particularly well when market conditions are uncertain. But in Geberit, a Swiss maker of plumbing and bathroom sanitary systems, investment analyst Maria Polycarpou sees a company whose growth potential is less dependent on a construction recovery than many of its competitors.

“Geberit has a very strong competitive position in its core markets — Germany, Switzerland and Austria — and has been growing very rapidly in places like the U.K., France, Scandinavia and other parts of Europe,” says Maria, who is based in London. “And it’s been generating strong profit margins and high returns on capital.”

Maria attributes much of this success to innovative product design and extensive training programs Geberit runs for plumbers. “At the end of the day, it is usually the plumber who makes the decision on which piping systems to use. The company’s been successful over the years marketing its products to plumbers, and has developed a good network of contacts within the plumbing trade and in bathroom stores,” explains Maria. In 2011, Geberit trained 30,000 plumbers in its own facilities and another 70,000 in outside facilities.

Geberit’s traditional product, a concealed-in-the-wall sanitary system, has been available for some 30 years, but the company has continued to make design improvements. Recently, it created variations for emerging markets including China and India, areas where it would like to grow going forward.

To boost sales in its more mature markets, Geberit is introducing a new product line aimed at luxury buyers in Europe. The company has also begun advertising directly to end consumers through various channels, including magazine and billboard advertising. “It is spending more on advertising to increase public awareness, and the strategy is already generating results,” says Maria.

Maria believes that if Geberit’s new product line has some success, the company can continue on its growth path. At the same time, the company can help the fund with the other half of its dual objective: generating current income. Thanks to a dividend yield of 3.4% as of June 30, 2012, Geberit continues to return cash to investors.

[photo of an airplane's control panel]

Down, but not out

In their search for opportunity, IGI’s investment professionals pay very close attention to a company’s valuation. In many cases, the difficulties facing the global economy are already reflected in a particular company’s share price.

Consider Toyota, which has been confronted with a series of setbacks in just the past few years. Like most automakers, Toyota’s sales suffered as a result of the global financial crisis in 2008 and 2009. Problems with sticking accelerators in some of Toyota’s models also surfaced in 2009, resulting in the recall of some 14 million vehicles worldwide over three years. In addition, the tragic events surrounding the March 2011 earthquake and tsunami in Japan and widespread flooding in Thailand forced the company to temporarily shut down production in both of those countries.

Partly due to this turbulent backdrop, Toyota’s share price reflects low expectations for the company going forward. Yet Los Angeles-based investment analyst Justin Toner sees a number of reasons to be optimistic. “Toyota has a rock-solid balance sheet, with a very strong cash position that it has built up over the years,” Justin points out. “Yes, the global automobile market can be very volatile, but I think Toyota can withstand that volatility and uncertainty better than any other auto manufacturer and better than most any global company, regardless of industry.”

Toyota continues to make high-quality cars, has a strong global brand and remains a model of manufacturing efficiency, according to Justin. The company is also in the early stages of a new production cycle, which could serve as a tailwind over the next couple of years. It recently introduced its new Camry and plans to launch a new Corolla in 2013. The two models account for more than 20% of Toyota’s global sales. “It’s important to remember that for Toyota, and most other automakers, the largest customer base for a new car often comes from current owners of the older model,” Justin points out. “So the new Camry and Corolla can give Toyota a big boost.”

The company also stands to benefit from an expected worldwide recovery of the global auto market. “Toyota, in my view, is a company selling at a very attractive valuation that represents the kind of blue-chip global company that we are interested in pursuing,” says Steve. “One does not invest in Toyota based on expectations for Japan’s domestic economy. The company’s continued success will depend on manufacturing and selling vehicles in markets all around the world, including North America and developing markets.”

The global economy’s difficulties will not be surmounted overnight. But IGI’s investment professionals believe that the fund is well-positioned to provide long-term value to investors.

“Investors who have been with the fund since it began nearly four years ago certainly have been tested. They have endured crises, grim headlines, and volatile markets and economies,” notes Andrew. “Yet, those who have stayed the course have been rewarded for their patience. I believe investors who maintain their long-term perspective should continue to be rewarded.” ■

Summary investment portfolio   June 30, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	Percent of net assets
Financials	17.10%
Consumer Staples	11.56
Energy	9.83
Industrials	9.72
Consumer Discretionary	8.76
Other industries	34.86
Bonds & notes	0.79
Convertible securities & preferred stocks	0.42
Short-term securities & other assets less liabilities	6.96
[end pie chart]

Country diversification	Percent of net assets
Euro zone*	25.4%
United Kingdom	15.7
Australia	7.5
Canada	6.3
Japan	6.2
Switzerland	6.2
Hong Kong	4.9
South Africa	3.5
Taiwan	3.4
China	2.5
Other countries	10.6
Bonds & notes, short-term securities & other assets less liabilities	7.8
*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, and Spain.

			Percent
		Value	of net
Common stocks - 91.83%	Shares	(000)	assets

Financials - 17.10%
Prudential PLC (1)	7,208,148	$83,516	1.71%
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.
Sumitomo Mitsui Financial Group, Inc. (1)	1,985,000	65,483	1.34
Its companies offer retail, corporate and investment banking and other financial services.
Bank of Nova Scotia	1,150,200	59,583	1.22
This major bank provides financial services to Canadian and international clients.
Toronto-Dominion Bank	675,600	52,875	1.08
One of the largest banks in Canada and the U.S.
QBE Insurance Group Ltd. (1)	3,705,000	51,081	1.04
An international insurance and reinsurance group.
Agricultural Bank of China, Class H (1)	116,075,000	46,864	.96
One of the largest banks in China.
BNP Paribas SA (1)	1,037,530	40,053	.82
This major French bank has operations around the globe.
United Overseas Bank Ltd. (1)	2,348,550	34,901	.71
One of Singapore's largest banks, with offices worldwide.
Industrial and Commercial Bank of China Ltd., Class H (1)	59,329,500	33,176	.68
A state-owned commercial bank in China and one of the world's largest banks.
Sampo Oyj, Class A (1)	1,235,000	32,103	.66
Offers insurance services both in Finland and abroad.
Westfield Group (1)	3,265,000	31,810	.65
Shopping center group with interests in Australia, New Zealand, the U.S., U.K. and Brazil.
Other securities		304,827	6.23
		836,272	17.10

Consumer staples - 11.56%
British American Tobacco PLC (1)	2,277,500	115,921	2.37
The world's second-largest tobacco company.
Unilever NV, depository receipts (1)	2,306,200	77,189	1.58
A global consumer goods company. Its products include Breyers ice cream, Dove soap and Lipton teas.
Shoprite Holdings Ltd. (1)	3,585,000	66,240	1.35
Major food retailer in Africa.
Anheuser-Busch InBev NV (1)	713,000	55,431	1.13
One of the world's largest brewers.
Nestlé SA (1)	775,000	46,230	.95
Global packaged food and beverage company based in Switzerland.
Kimberly-Clark de México, SAB de CV, Class A	17,637,900	34,655	.71
Mexico's largest producer of consumer and office paper products.
Other securities		169,977	3.47
		565,643	11.56

Energy - 9.83%
Royal Dutch Shell PLC, Class B (1)	4,234,000	147,767	3.02
A global group of energy and oil companies.
TOTAL SA (1)	2,572,000	116,072	2.37
One of the world's leading integrated oil and gas companies.
Crescent Point Energy Corp.	2,150,000	80,248	1.64
Canada-based oil and gas producer.
Enbridge Inc.	1,453,557	58,051	1.19
Transports crude oil and natural gas via its pipeline network.
Other securities		78,820	1.61
		480,958	9.83

Industrials - 9.72%
Schneider Electric SA (1)	1,103,032	61,460	1.26
An international supplier of industrial electrical equipment and industrial automation equipment.
Siemens AG (1)	553,500	46,526	.95
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
SGS SA (1)	23,000	43,097	.88
Inspection, verification, testing and certification company.
Marubeni Corp. (1)	6,210,000	41,332	.85
Japan-based trading company.
Andritz AG (1)	726,000	37,376	.76
Industrial plant engineering company based in Austria.
Wolseley PLC (1)	982,200	36,697	.75
Distributor of plumbing and heating products and a supplier of building materials.
Kubota Corp. (1)	3,380,000	31,193	.64
Japan-based manufacturer of farm equipment, engines and construction machinery.
Other securities		177,574	3.63
		475,255	9.72

Consumer discretionary - 8.76%
Virgin Media Inc.	1,815,000	44,268	.91
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.
Bayerische Motoren Werke AG (1)	583,000	42,243	.86
One of the world's leading luxury car manufacturers (BMW).
Toyota Motor Corp. (1)	890,000	35,872	.73
One of the world's largest automotive manufacturers.
Other securities		306,061	6.26
		428,444	8.76

Utilities - 7.45%
National Grid PLC (1)	11,626,655	123,064	2.52
Operates electricity networks in the U.K. and U.S.
GDF SUEZ (1)	4,248,999	101,377	2.07
Major natural gas and electricity company based in France.
Power Assets Holdings Ltd. (1)	12,028,000	90,311	1.85
Hong Kong-based electric utility and natural gas and coal power company.
Other securities		49,596	1.01
		364,348	7.45

Materials - 7.17%
Orica Ltd. (1)	2,257,348	57,456	1.18
Manufactures and distributes commercial explosives, fertilizers, chemicals and consumer products.
L'Air Liquide SA, bonus shares (1)	384,458	43,986
Global supplier of industrial gases.
L'Air Liquide SA, non-registered shares (1)	111,053	12,706	1.16
Global supplier of industrial gases.
Fletcher Building Ltd. (1)	9,597,000	45,391	.93
New Zealand-based manufacturer and distributor of building materials.
BASF SE (1)	549,000	38,149	.78
The largest chemical company in the world.
Amcor Ltd. (1)	5,125,000	37,349	.76
One of the world's leading packaging companies.
Other securities		115,610	2.36
		350,647	7.17

Telecommunication services - 7.06%
Telstra Corp. Ltd. (1)	14,254,000	54,014	1.10
Australia's principal telecommunications company; also provides global telecom service abroad, and has cable TV interests.
France Télécom SA (1)	3,503,300	46,102	.94
The leading provider of Internet and fixed-line and cellular telephone services in France, with international interests.
América Móvil, SAB de CV, Series L	22,060,000	28,758
Latin America's largest integrated communications provider.
América Móvil, SAB de CV, Series L (ADR)	662,000	17,252	.94
Latin America's largest integrated communications provider.
Koninklijke KPN NV (1)	4,186,250	40,085	.82
Global telecommunication services provider based in the Netherlands.
Other securities		159,196	3.26
		345,407	7.06

Health care - 6.10%
Novartis AG (1)	1,808,200	100,861	2.06
One of the world's largest pharmaceutical companies.
Sanofi (1)	650,683	49,342	1.01
Makes drugs to treat cardiovascular and central nervous system disorders.
Other securities		148,088	3.03
		298,291	6.10

Information technology - 5.64%
Taiwan Semiconductor Manufacturing Co. Ltd. (1) (2)	35,271,506	96,543	1.98
One of the world's largest semiconductor manufacturers.
Nintendo Co., Ltd. (1)	364,400	42,520	.87
Makes video game machines and software.
Other securities		136,605	2.79
		275,668	5.64

Miscellaneous - 1.44%
Other common stocks in initial period of acquisition		70,491	1.44

Total common stocks (cost: $4,214,935,000)		4,491,424	91.83

			Percent
		Value	of net
Preferred stocks - 0.26%		(000)	assets

Financials - 0.26%
Other securities		12,880	.26

Total preferred stocks (cost: $12,000,000)		12,880	.26

			Percent
		Value	of net
Convertible securities - 0.16%		(000)	assets

Miscellaneous - 0.16%
Other convertible securities in initial period of acquisition		7,659	.16

Total convertible securities (cost: $7,380,000)		7,659	.16

	Principal		Percent
	amount	Value	of net
Bonds & notes - 0.79%	(000)	(000)	assets

Financials - 0.37%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated) (3) (4)	$5,410	$6,791	.14
Other securities		11,322	.23
		18,113	.37

Consumer staples - 0.33%
British American Tobacco International Finance PLC 8.125%-9.50% 2013-2018 (3)	14,159	15,995	.33

Other - 0.09%
Other securities		4,354	.09

Total bonds & notes (cost: $31,209,000)		38,462	.79

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.19%	(000)	(000)	assets

U.S. Treasury Bills 0.121%-0.141% due 8/9-12/13/2012	$71,100	$71,084	1.45
Québec (Province of) 0.15%-0.18% due 7/13-8/17/2012 (3)	48,600	48,590	.99
Freddie Mac 0.13%-0.17% due 8/21/2012-2/4/2013	45,000	44,968	.92
Bank of Nova Scotia 0.08% due 7/2/2012	11,150	11,150	.23
Siemens Capital Co. LLC 0.14% due 7/9/2012 (3)	3,700	3,700	.08
Other securities		123,255	2.52

Total short-term securities (cost: $302,747,000)		302,747	6.19

Total investment securities (cost: $4,568,271,000)		4,853,172	99.23
Other assets less liabilities		37,707	.77

Net assets		$4,890,879	100.00%

As permitted by U.S. Securities and Exchange Commission ("SEC") regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $3,961,532,000, which represented 81.00% of the net assets of the fund. This amount includes $3,917,546,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $97,629,000, which represented 2.00% of the net assets of the fund.

(4) Coupon rate may change periodically.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at June 30, 2012	(dollars in thousands)

Assets:
Investment securities, at value (cost: $4,568,271)		$4,853,172
Cash denominated in currencies other than U.S. dollars
(cost: $2,841)		2,841
Cash		55
Receivables for:
Sales of investments	$30,071
Sales of fund's shares	5,073
Dividends and interest	19,606	54,750
		4,910,818
Liabilities:
Payables for:
Purchases of investments	8,901
Repurchases of fund's shares	5,860
Investment advisory services	2,011
Services provided by related parties	1,510
Trustees' deferred compensation	879
Non-U.S. taxes	603
Other	175	19,939
Net assets at June 30, 2012		$4,890,879

Net assets consist of:
Capital paid in on shares of beneficial interest		$4,654,332
Distributions in excess of net investment income		(2,316)
Accumulated net realized loss		(45,548)
Net unrealized appreciation		284,411
Net assets at June 30, 2012		$4,890,879

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (175,900 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$3,135,525	112,759	$27.81
Class B	19,998	720	27.78
Class C	194,791	7,018	27.76
Class F-1	437,440	15,731	27.81
Class F-2	512,304	18,419	27.81
Class 529-A	70,609	2,541	27.78
Class 529-B	1,038	37	27.75
Class 529-C	17,549	634	27.68
Class 529-E	2,290	82	27.79
Class 529-F-1	3,788	136	27.81
Class R-1	4,138	149	27.78
Class R-2	29,200	1,054	27.71
Class R-3	22,464	809	27.78
Class R-4	14,943	537	27.80
Class R-5	32,730	1,173	27.91
Class R-6	392,072	14,101	27.80

See Notes to Financial Statements

Statement of operations
for the year ended June 30, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $16,683)	$176,510
Interest	4,430	$180,940

Fees and expenses*:
Investment advisory services	24,694
Distribution services	11,263
Transfer agent services	5,591
Administrative services	852
Reports to shareholders	319
Registration statement and prospectus	327
Trustees' compensation	275
Auditing and legal	125
Custodian	762
Other	173
Total fees and expenses before reimbursement	44,381
Less reimbursement of fees and expenses	5
Total fees and expenses after reimbursement		44,376
Net investment income		136,564

Net realized loss and unrealized depreciation
on investments and currency:
Net realized loss on:
Investments (net of non-U.S. taxes of $235)	(44,660)
Currency transactions	(1,706)	(46,366)
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $603)	(612,874)
Currency translations	(698)	(613,572)
Net realized loss and unrealized depreciation
on investments and currency		(659,938)
Net decrease in net assets resulting
from operations		$(523,374)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended June 30
	2012	2011
Operations:
Net investment income	$136,564	$153,206
Net realized (loss) gain on investments and currency transactions	(46,366)	88,886
Net unrealized (depreciation) appreciation on investments and currency translations	(613,572)	853,517
Net (decrease) increase in net assets resulting from operations	(523,374)	1,095,609

Dividends and distributions paid to shareholders:
Dividends from net investment income	(143,441)	(155,725)
Distributions from net realized gain on investments	(82,547)	(25,100)
Total dividends and distributions paid to shareholders	(225,988)	(180,825)

Net capital share transactions	512,428	733,102

Total (decrease) increase in net assets	(236,934)	1,647,886

Net assets:
Beginning of year	5,127,813	3,479,927
End of year (including distributions in excess of and undistributed
net investment income: $(2,316) and $6,326, respectively)	$4,890,879	$5,127,813

See Notes to Financial Statements

Notes to financial statements

1.	Organization

International Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital with current income by investing primarily in stocks of larger, well-established companies domiciled outside the U.S.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described on the following page. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2012 (dollars in thousands):

	Investment securities
	Level 1	Level 2(*)	Level 3	Total
Assets:
Common stocks:
Financials	$155,320	$680,952	$-	$836,272
Consumer staples	57,496	508,147	-	565,643
Energy	172,663	308,295	-	480,958
Industrials	35,448	439,807	-	475,255
Consumer discretionary	55,934	372,510	-	428,444
Utilities	-	364,348	-	364,348
Materials	-	350,647	-	350,647
Telecommunication services	53,031	292,376	-	345,407
Health care	-	298,291	-	298,291
Information technology	-	275,668	-	275,668
Miscellaneous	-	70,491	-	70,491
Preferred stocks	-	12,880	-	12,880
Convertible securities	-	7,659	-	7,659
Bonds & notes	-	38,462	-	38,462
Short-term securities	-	302,747	-	302,747
Total	$529,892	$4,323,280	$-	$4,853,172

* Securities with a market value of $3,917,546,000, which represented 80.10% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in emerging and developing countries — Investing in countries with emerging or developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2008, the year the fund commenced operations.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended June 30, 2012, the fund reclassified $1,724,000 from distributions in excess of net investment income to accumulated net realized loss; $41,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest; and $56,000 from capital paid in on shares of beneficial interest to accumulated net realized loss to align financial reporting with tax reporting.

As of June 30, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Capital loss carryforward*	$(44,731)
Gross unrealized appreciation on investment securities	665,704
Gross unrealized depreciation on investment securities	(383,724)
Net unrealized appreciation on investment securities	281,980
Cost of investment securities	4,571,192

*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended June 30, 2012			Year ended June 30, 2011
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$95,414	$56,512	$151,926	$111,191	$17,858	$129,049
Class B	486	425	911	775	173	948
Class C	4,380	3,538	7,918	5,468	1,176	6,644
Class F-1	12,543	7,180	19,723	12,652	2,041	14,693
Class F-2	13,265	5,505	18,770	9,952	1,505	11,457
Class 529-A	1,992	1,179	3,171	1,876	280	2,156
Class 529-B	23	21	44	39	7	46
Class 529-C	359	289	648	345	65	410
Class 529-E	60	38	98	59	10	69
Class 529-F-1	105	54	159	64	8	72
Class R-1	102	73	175	118	22	140
Class R-2	605	452	1,057	543	103	646
Class R-3	585	380	965	573	91	664
Class R-4	393	209	602	309	43	352
Class R-5	1,036	534	1,570	839	116	955
Class R-6	12,093	6,158	18,251	10,922	1,602	12,524
Total	$143,441	$82,547	$225,988	$155,725	$25,100	$180,825

6.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.460% on such assets in excess of $6.5 billion. For the year ended June 30, 2012, the investment advisory services fee was $24,694,000, which was equivalent to an annualized rate of 0.522% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of June 30, 2012, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period July 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, R and 529 shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, R and 529 shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended June 30, 2012, the total transfer agent services fee paid under these agreements was $5,591,000, of which $5,116,000 was paid by the fund to AFS and $475,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, R and 529 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, R and 529 shares pay an annual fee of 0.05% of their respective average daily net assets.

During the period July 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, R and 529 shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services. CRMC agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for one of the retirement plan share classes. For the year ended June 30, 2012, total administrative services fees paid by CRMC were $5,000 for Class R-2.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, R and 529 shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended June 30, 2012, total fees paid to CRMC for performing administrative services were $852,000. Administrative services fees are presented gross of any payments made by CRMC.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended June 30, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$7,339	$4,292	$159	Not applicable
Class B	237	33	Not applicable	Not applicable
Class C	2,004	264	83	Not applicable
Class F-1	1,032	374	165	Not applicable
Class F-2	Not applicable	342	178	Not applicable
Class 529-A	124	69	30	$66
Class 529-B	12	2	1	1
Class 529-C	162	19	7	16
Class 529-E	11	1	1	2
Class 529-F-1	-	3	1	3
Class R-1	28	4	2	Not applicable
Class R-2	184	118	14	Not applicable
Class R-3	103	44	13	Not applicable
Class R-4	27	11	7	Not applicable
Class R-5	Not applicable	14	16	Not applicable
Class R-6	Not applicable	1	175	Not applicable
Total class-specific expenses	$11,263	$5,591	$852	$88

Trustees’ deferred compensation –Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $275,000, shown on the accompanying financial statements, includes $379,000 in current fees (either paid in cash or deferred) and a net decrease of $104,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended June 30, 2012
Class A	$588,644	20,553	$147,415	5,362	$(693,180)	(24,314)	$42,879	1,601
Class B	4,109	143	902	33	(11,305)	(397)	(6,294)	(221)
Class C	45,871	1,608	7,755	283	(56,072)	(1,974)	(2,446)	(83)
Class F-1	206,182	7,249	19,474	709	(146,810)	(5,170)	78,846	2,788
Class F-2	321,492	11,178	17,750	646	(84,305)	(2,978)	254,937	8,846
Class 529-A	20,617	723	3,170	115	(10,653)	(373)	13,134	465
Class 529-B	207	7	44	1	(766)	(27)	(515)	(19)
Class 529-C	6,196	217	647	24	(3,197)	(112)	3,646	129
Class 529-E	946	33	97	3	(708)	(25)	335	11
Class 529-F-1	1,991	70	159	5	(511)	(18)	1,639	57
Class R-1	890	31	126	5	(1,006)	(35)	10	1
Class R-2	14,319	501	1,010	37	(7,029)	(247)	8,300	291
Class R-3	9,324	323	916	33	(7,873)	(273)	2,367	83
Class R-4	7,621	267	546	20	(3,027)	(107)	5,140	180
Class R-5	13,591	454	1,560	56	(6,081)	(210)	9,070	300
Class R-6	93,065	3,295	18,251	664	(9,936)	(360)	101,380	3,599
Total net increase (decrease)	$1,335,065	46,652	$219,822	7,996	$(1,042,459)	(36,620)	$512,428	18,028

Year ended June 30, 2011
Class A	$814,973	26,137	$123,458	3,957	$(498,306)	(16,200)	$440,125	13,894
Class B	6,618	212	928	30	(11,924)	(389)	(4,378)	(147)
Class C	55,361	1,780	6,408	205	(42,148)	(1,366)	19,621	619
Class F-1	139,074	4,489	14,045	450	(80,499)	(2,597)	72,620	2,342
Class F-2	88,329	2,846	10,079	323	(39,750)	(1,272)	58,658	1,897
Class 529-A	25,752	824	2,154	69	(5,406)	(175)	22,500	718
Class 529-B	778	25	46	1	(457)	(15)	367	11
Class 529-C	7,391	237	410	13	(1,886)	(61)	5,915	189
Class 529-E	857	28	69	2	(264)	(8)	662	22
Class 529-F-1	1,656	52	72	3	(249)	(8)	1,479	47
Class R-1	1,296	42	99	3	(520)	(17)	875	28
Class R-2	12,384	397	606	19	(4,167)	(134)	8,823	282
Class R-3	13,857	441	618	20	(3,719)	(119)	10,756	342
Class R-4	7,451	235	303	10	(2,012)	(64)	5,742	181
Class R-5	14,270	460	952	30	(4,793)	(154)	10,429	336
Class R-6	72,722	2,335	12,524	402	(6,338)	(205)	78,908	2,532
Total net increase (decrease)	$1,262,769	40,540	$172,771	5,537	$(702,438)	(22,784)	$733,102	23,293

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,616,021,000 and $1,070,039,000, respectively, during the year ended June 30, 2012.

Financial highlights

		(Loss) Income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(3)		Ratio of net income to average net assets(3)
Class A:
Year ended 6/30/2012	$32.48	$.82	$(4.12)	$(3.30)	$(.86)	$(.51)	$(1.37)	$27.81	(10.03)%	$3,136		.93%		.93%		2.85%
Year ended 6/30/2011	25.86	1.06	6.80	7.86	(1.06)	(.18)	(1.24)	32.48	30.64	3,611		.89		.89		3.43
Year ended 6/30/2010	24.78	.80	1.39	2.19	(.74)	(.37)	(1.11)	25.86	8.44	2,515		.94		.93		2.79
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.62	(.39)	.23	(.45)	-	(.45)	24.78	1.04	1,424		1.11	(6)	1.06	(6)	3.73	(6)
Class B:
Year ended 6/30/2012	32.44	.57	(4.09)	(3.52)	(.63)	(.51)	(1.14)	27.78	(10.75)	20		1.70		1.70		1.98
Year ended 6/30/2011	25.82	.79	6.82	7.61	(.81)	(.18)	(.99)	32.44	29.62	31		1.68		1.68		2.56
Year ended 6/30/2010	24.75	.56	1.40	1.96	(.52)	(.37)	(.89)	25.82	7.60	28		1.72		1.71		1.96
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.53	(.42)	.11	(.36)	-	(.36)	24.75	.49	18		1.81	(6)	1.77	(6)	3.16	(6)
Class C:
Year ended 6/30/2012	32.42	.58	(4.10)	(3.52)	(.63)	(.51)	(1.14)	27.76	(10.75)	195		1.73		1.73		2.05
Year ended 6/30/2011	25.81	.80	6.79	7.59	(.80)	(.18)	(.98)	32.42	29.57	230		1.73		1.73		2.58
Year ended 6/30/2010	24.75	.57	1.38	1.95	(.52)	(.37)	(.89)	25.81	7.55	167		1.75		1.74		2.00
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.51	(.41)	.10	(.35)	-	(.35)	24.75	.48	87		1.84	(6)	1.80	(6)	3.07	(6)
Class F-1:
Year ended 6/30/2012	32.49	.84	(4.16)	(3.32)	(.85)	(.51)	(1.36)	27.81	(10.05)	437		.94		.94		2.92
Year ended 6/30/2011	25.86	1.06	6.79	7.85	(1.04)	(.18)	(1.22)	32.49	30.58	420		.94		.94		3.40
Year ended 6/30/2010	24.78	.79	1.39	2.18	(.73)	(.37)	(1.10)	25.86	8.41	274		.97		.96		2.76
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.63	(.39)	.24	(.46)	-	(.46)	24.78	1.06	164		1.07	(6)	1.03	(6)	3.76	(6)
Class F-2:
Year ended 6/30/2012	32.50	.97	(4.23)	(3.26)	(.92)	(.51)	(1.43)	27.81	(9.82)	512		.70		.70		3.40
Year ended 6/30/2011	25.87	1.13	6.79	7.92	(1.11)	(.18)	(1.29)	32.50	30.87	311		.71		.71		3.65
Year ended 6/30/2010	24.79	.86	1.39	2.25	(.80)	(.37)	(1.17)	25.87	8.69	199		.71		.70		3.02
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.60	(.31)	.29	(.50)	-	(.50)	24.79	1.28	119		.82	(6)	.76	(6)	3.57	(6)
Class 529-A:
Year ended 6/30/2012	32.46	.81	(4.14)	(3.33)	(.84)	(.51)	(1.35)	27.78	(10.13)	71		1.00		1.00		2.84
Year ended 6/30/2011	25.85	1.09	6.75	7.84	(1.05)	(.18)	(1.23)	32.46	30.62	67		.94		.94		3.50
Year ended 6/30/2010	24.77	.82	1.35	2.17	(.72)	(.37)	(1.09)	25.85	8.33	35		.99		.98		2.87
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.70	(.49)	.21	(.44)	-	(.44)	24.77	.96	9		1.20	(6)	1.16	(6)	4.16	(6)
Class 529-B:
Year ended 6/30/2012	32.39	.52	(4.07)	(3.55)	(.58)	(.51)	(1.09)	27.75	(10.86)	1		1.83		1.83		1.81
Year ended 6/30/2011	25.80	.78	6.78	7.56	(.79)	(.18)	(.97)	32.39	29.47	2		1.79		1.79		2.51
Year ended 6/30/2010	24.74	.55	1.38	1.93	(.50)	(.37)	(.87)	25.80	7.49	1		1.82		1.81		1.94
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.50	(.41)	.09	(.35)	-	(.35)	24.74	.43	-	(7)	1.93	(6)	1.88	(6)	3.00	(6)
Class 529-C:
Year ended 6/30/2012	32.35	.58	(4.13)	(3.55)	(.61)	(.51)	(1.12)	27.68	(10.85)	18		1.82		1.82		2.02
Year ended 6/30/2011	25.77	.83	6.73	7.56	(.80)	(.18)	(.98)	32.35	29.45	16		1.78		1.78		2.68
Year ended 6/30/2010	24.72	.59	1.35	1.94	(.52)	(.37)	(.89)	25.77	7.53	8		1.81		1.80		2.08
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.65	(.57)	.08	(.36)	-	(.36)	24.72	.41	2		1.91	(6)	1.88	(6)	3.81	(6)
Class 529-E:
Year ended 6/30/2012	32.46	.73	(4.13)	(3.40)	(.76)	(.51)	(1.27)	27.79	(10.34)	2		1.27		1.27		2.56
Year ended 6/30/2011	25.85	.97	6.76	7.73	(.94)	(.18)	(1.12)	32.46	30.18	2		1.27		1.27		3.12
Year ended 6/30/2010	24.78	.75	1.33	2.08	(.64)	(.37)	(1.01)	25.85	8.01	1		1.30		1.29		2.64
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.74	(.56)	.18	(.40)	-	(.40)	24.78	.82	-	(7)	1.39	(6)	1.35	(6)	4.36	(6)

Class 529-F-1:
Year ended 6/30/2012	$32.50	$.89	$(4.17)	$(3.28)	$(.90)	$(.51)	$(1.41)	$27.81	(9.94)%	$4		.81%		.81%		3.11%
Year ended 6/30/2011	25.87	1.25	6.66	7.91	(1.10)	(.18)	(1.28)	32.50	30.80	3		.77		.77		3.99
Year ended 6/30/2010	24.79	.91	1.32	2.23	(.78)	(.37)	(1.15)	25.87	8.60	1		.79		.78		3.18
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.76	(.49)	.27	(.48)	-	(.48)	24.79	1.18	-	(7)	.90	(6)	.86	(6)	4.48	(6)
Class R-1:
Year ended 6/30/2012	32.43	.69	(4.12)	(3.43)	(.71)	(.51)	(1.22)	27.78	(10.47)	4		1.39		1.39		2.40
Year ended 6/30/2011	25.82	.87	6.78	7.65	(.86)	(.18)	(1.04)	32.43	29.81	5		1.54		1.54		2.80
Year ended 6/30/2010	24.76	.59	1.37	1.96	(.53)	(.37)	(.90)	25.82	7.58	3		1.71		1.70		2.06
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.45	(.34)	.11	(.35)	-	(.35)	24.76	.52	2		1.82	(6)	1.77	(6)	2.68	(6)
Class R-2:
Year ended 6/30/2012	32.38	.60	(4.13)	(3.53)	(.63)	(.51)	(1.14)	27.71	(10.80)	29		1.78		1.76		2.12
Year ended 6/30/2011	25.79	.85	6.74	7.59	(.82)	(.18)	(1.00)	32.38	29.60	25		1.77		1.70		2.74
Year ended 6/30/2010	24.74	.61	1.34	1.95	(.53)	(.37)	(.90)	25.79	7.57	13		1.81		1.73		2.15
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.54	(.44)	.10	(.36)	-	(.36)	24.74	.48	3		1.88	(6)	1.78	(6)	3.22	(6)
Class R-3:
Year ended 6/30/2012	32.45	.72	(4.13)	(3.41)	(.75)	(.51)	(1.26)	27.78	(10.37)	22		1.29		1.29		2.53
Year ended 6/30/2011	25.84	1.01	6.73	7.74	(.95)	(.18)	(1.13)	32.45	30.16	24		1.27		1.27		3.24
Year ended 6/30/2010	24.78	.75	1.33	2.08	(.65)	(.37)	(1.02)	25.84	8.02	10		1.30		1.29		2.65
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.61	(.42)	.19	(.41)	-	(.41)	24.78	.85	3		1.38	(6)	1.33	(6)	3.64	(6)
Class R-4:
Year ended 6/30/2012	32.48	.85	(4.16)	(3.31)	(.86)	(.51)	(1.37)	27.80	(10.06)	15		.94		.94		2.98
Year ended 6/30/2011	25.86	1.15	6.70	7.85	(1.05)	(.18)	(1.23)	32.48	30.60	12		.93		.93		3.69
Year ended 6/30/2010	24.79	.84	1.33	2.17	(.73)	(.37)	(1.10)	25.86	8.38	5		.98		.96		2.93
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.61	(.37)	.24	(.45)	-	(.45)	24.79	1.09	2		1.07	(6)	1.02	(6)	3.63	(6)
Class R-5:
Year ended 6/30/2012	32.60	.91	(4.15)	(3.24)	(.94)	(.51)	(1.45)	27.91	(9.81)	33		.66		.66		3.19
Year ended 6/30/2011	25.95	1.15	6.81	7.96	(1.13)	(.18)	(1.31)	32.60	30.94	28		.67		.67		3.71
Year ended 6/30/2010	24.86	.85	1.41	2.26	(.80)	(.37)	(1.17)	25.95	8.69	14		.72		.70		2.96
Period from 10/1/2008(4) to 6/30/2009(5)	25.00	.76	(.47)	.29	(.43)	-	(.43)	24.86	1.28	6		.81	(6)	.78	(6)	4.65	(6)
Class R-6:
Year ended 6/30/2012	32.48	.93	(4.15)	(3.22)	(.95)	(.51)	(1.46)	27.80	(9.78)	392		.61		.61		3.26
Year ended 6/30/2011	25.86	1.17	6.77	7.94	(1.14)	(.18)	(1.32)	32.48	30.99	341		.62		.62		3.77
Year ended 6/30/2010	24.78	.90	1.37	2.27	(.82)	(.37)	(1.19)	25.86	8.74	206		.66		.65		3.16
Period from 5/1/2009 to 6/30/2009(5)	22.97	.25	1.90	2.15	(.34)	-	(.34)	24.78	9.38	64		.12		.12		1.01

	Year ended June 30
	2012	2011	2010	For the period 10/1/2008(4) to 6/30/2009(5)
Portfolio turnover rate for all share classes	24%	31%	16%	33%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Commencement of operations.
(5)Based on operations for the period shown and, accordingly, is not representative of a full year.
(6)Annualized.
(7)Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of International Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth and Income Fund as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
August 10, 2012

Expense example
      unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2012, through June 30, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/2012	Ending account value 6/30/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,031.83	$4.75	.94%
Class A -- assumed 5% return	1,000.00	1,020.19	4.72	.94
Class B -- actual return	1,000.00	1,027.75	8.62	1.71
Class B -- assumed 5% return	1,000.00	1,016.36	8.57	1.71
Class C -- actual return	1,000.00	1,027.76	8.82	1.75
Class C -- assumed 5% return	1,000.00	1,016.16	8.77	1.75
Class F-1 -- actual return	1,000.00	1,031.78	4.80	.95
Class F-1 -- assumed 5% return	1,000.00	1,020.14	4.77	.95
Class F-2 -- actual return	1,000.00	1,033.49	3.54	.70
Class F-2 -- assumed 5% return	1,000.00	1,021.38	3.52	.70
Class 529-A -- actual return	1,000.00	1,031.53	5.10	1.01
Class 529-A -- assumed 5% return	1,000.00	1,019.84	5.07	1.01
Class 529-B -- actual return	1,000.00	1,027.22	9.27	1.84
Class 529-B -- assumed 5% return	1,000.00	1,015.71	9.22	1.84
Class 529-C -- actual return	1,000.00	1,027.09	9.22	1.83
Class 529-C -- assumed 5% return	1,000.00	1,015.76	9.17	1.83
Class 529-E -- actual return	1,000.00	1,030.26	6.41	1.27
Class 529-E -- assumed 5% return	1,000.00	1,018.55	6.37	1.27
Class 529-F-1 -- actual return	1,000.00	1,032.50	4.14	.82
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.79	4.12	.82
Class R-1 -- actual return	1,000.00	1,029.94	6.71	1.33
Class R-1 -- assumed 5% return	1,000.00	1,018.25	6.67	1.33
Class R-2 -- actual return	1,000.00	1,027.71	9.07	1.80
Class R-2 -- assumed 5% return	1,000.00	1,015.91	9.02	1.80
Class R-3 -- actual return	1,000.00	1,030.14	6.46	1.28
Class R-3 -- assumed 5% return	1,000.00	1,018.50	6.42	1.28
Class R-4 -- actual return	1,000.00	1,031.94	4.65	.92
Class R-4 -- assumed 5% return	1,000.00	1,020.29	4.62	.92
Class R-5 -- actual return	1,000.00	1,033.17	3.29	.65
Class R-5 -- assumed 5% return	1,000.00	1,021.63	3.27	.65
Class R-6 -- actual return	1,000.00	1,033.52	3.08	.61
Class R-6 -- assumed 5% return	1,000.00	1,021.83	3.07	.61

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information
                                                                                                             unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2012:

Long-term capital gains	$82,547,000
Foreign taxes	$0.10 per share
Foreign source income	$1.12 per share
Qualified dividend income	100%
Corporate dividends received deduction	$319,000
U.S. government income that may be exempt from state taxation	$34,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2012:

	1 year	5 years	Life of class

Class B shares1 — first sold 10/1/08
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–15.03%	—	5.48%
Not reflecting CDSC	–10.75	—	6.16

Class C shares — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–11.61	—	6.13
Not reflecting CDSC	–10.75	—	6.13

Class F-1 shares2 — first sold 10/1/08
Not reflecting annual asset-based fee
charged by sponsoring firm	–10.05	—	6.97

Class F-2 shares2 — first sold 10/1/08
Not reflecting annual asset-based fee
charged by sponsoring firm	–9.82	—	7.23

Class 529-A shares3 — first sold 10/1/08
Reflecting 5.75% maximum sales charge	–15.30	—	5.22
Not reflecting maximum sales charge	–10.13	—	6.90

Class 529-B shares1,3 — first sold 10/1/08
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold
within six years of purchase	–15.14	—	5.36
Not reflecting CDSC	–10.86	—	6.04

Class 529-C shares3 — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–11.70	—	6.05
Not reflecting CDSC	–10.85	—	6.05

Class 529-E shares2,3 — first sold 10/1/08	–10.34	—	6.61

Class 529-F-1 shares2,3 — first sold 10/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–9.94	—	7.13

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Vanessa C. L. Chang, 60	2012	Director, EL & EL Investments (real estate)

Mary Jane Elmore, 58	2008	Managing Director and General Partner, Institutional Venture Partners; independent private angel investor

Robert A. Fox, 75	2008	Managing General Partner, Fox Investments LP;
Chairman of the Board		corporate director
(Independent and
Non-Executive)

Linda Griego, 64	2012	President and CEO, Griego Enterprises, Inc. (business management company); President, Zapgo Entertainment LLC (television production company focused on programming for the Latino market)

Leonade D. Jones, 64	2008	Retired; former Treasurer, The Washington Post Company

William D. Jones, 57	2008
Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)

John M. Lillie, 75	2008	Business consultant

John G. McDonald, 75	2008	Stanford Investors Professor, Graduate School of Business, Stanford University

James J. Postl, 66	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services)

Margaret Spellings, 54	2012
President and CEO, Margaret Spellings & Company (public policy and strategic consulting); President, U.S. Forum for Policy Innovation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former United States Secretary of Education, United States Department of Education

Isaac Stein, 65	2008	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Vanessa C. L. Chang, 60	6	Edison International; Transocean Ltd.

Mary Jane Elmore, 58	3	None

Robert A. Fox, 75	9	None
Chairman of the Board
(Independent and
Non-Executive)

Linda Griego, 64	3	AECOM Technology Corporation; CBS Corporation

Leonade D. Jones, 64	9	None

William D. Jones, 57	7	Sempra Energy

John M. Lillie, 75	3	None

John G. McDonald, 75	13	iStar Financial, Inc.; Plum Creek Timber Co.; QuinStreet, Inc.; Scholastic Corporation

James J. Postl, 66	3	Cooper Industries; Pulte, Inc.

Margaret Spellings, 54	60	None

Isaac Stein, 65	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Steven T. Watson, 57	2008	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research Company;6 Director, Capital Research Company6

Carl M. Kawaja, 48	2008	Senior Vice President — Capital World Investors,
President
Capital Research and Management Company; Director, Capital International, Inc.;6 Chairman of the Board, Capital International Asset Management (Canada), Inc.;6 Director, The Capital Group Companies, Inc.6

“Interested” trustees5
	Number of
	portfolios in
	fund complex3
Name, age and	overseen
position with fund	by trustee	Other directorships4 held by trustee

Steven T. Watson, 57	1	None
Vice Chairman of the Board

Carl M. Kawaja, 48	2	None
President

See page 36 for footnotes.

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers7
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Paul F. Roye, 58	2008	Senior Vice President — Fund Business
Executive Vice President
Management Group, Capital Research and Management Company; Director, American Funds Service Company;6 former Director, Division of Investment Management, United States Securities and Exchange Commission

Andrew B. Suzman, 45	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company;6 Director, American Funds Distributors, Inc.;6 Director, Capital Strategy Research, Inc.6

Donald H. Rolfe, 40	2012	Chief Compliance Officer, Capital Research
Vice President		Company;6 Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company

Patrick F. Quan, 54	2008	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

M. Susan Gupton, 39	2011	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 38	2009	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Dori Laskin, 61	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 41	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.
7All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2012, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-934-0812P

Litho in USA BAG/UNL/9995-S33772

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John M. Lillie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$81,000
2012	$85,000

b) Audit-Related Fees:
2011	$1,000
2012	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$8,000
2012	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$930,000
2012	$841,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$14,000
2012	$63,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,517,000 for fiscal year 2011 and $1,535,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income Fund®
Investment portfolio

June 30, 2012

Common stocks — 91.83%	Shares	Value (000)

FINANCIALS — 17.10%
Prudential PLC1	7,208,148	$83,516
Sumitomo Mitsui Financial Group, Inc.1	1,985,000	65,483
Bank of Nova Scotia	1,150,200	59,583
Toronto-Dominion Bank	675,600	52,875
QBE Insurance Group Ltd.1	3,705,000	51,081
Agricultural Bank of China, Class H1	116,075,000	46,864
BNP Paribas SA1	1,037,530	40,053
United Overseas Bank Ltd.1	2,348,550	34,901
Industrial and Commercial Bank of China Ltd., Class H1	59,329,500	33,176
Sampo Oyj, Class A1	1,235,000	32,103
Westfield Group1	3,265,000	31,810
AXA SA1	2,250,000	30,114
Fairfax Financial Holdings Ltd.	70,000	27,419
HSBC Holdings PLC (Hong Kong)1	1,996,196	17,896
HSBC Holdings PLC (United Kingdom)1	1,008,896	8,896
Allianz SE1	257,150	25,858
Mizuho Financial Group, Inc.1	14,920,000	25,257
ICICI Bank Ltd.1	1,385,000	22,526
Link Real Estate Investment Trust1	4,660,000	19,052
FirstRand Ltd.1	5,815,000	18,844
Sanlam Ltd.1	4,210,000	18,468
Itaú Unibanco Holding SA, preferred nominative	1,096,400	15,443
SEGRO PLC1	4,485,000	15,288
Bank of the Philippine Islands1	8,000,000	14,212
ING Groep NV, depository receipts1,2	1,730,000	11,672
China Life Insurance Co. Ltd., Class H1	3,800,000	9,978
AIA Group Ltd.1	2,837,600	9,784
Société Générale1,2	333,062	7,853
Banco Bilbao Vizcaya Argentaria, SA1	869,491	6,267
		836,272

CONSUMER STAPLES — 11.56%
British American Tobacco PLC1	2,277,500	115,921
Unilever NV, depository receipts1	2,306,200	77,189
Shoprite Holdings Ltd.1	3,585,000	66,240
Anheuser-Busch InBev NV1	713,000	55,431
Nestlé SA1	775,000	46,230
Kimberly-Clark de México, SAB de CV, Class A	17,637,900	34,655
Tesco PLC1	6,351,000	30,871
Coca-Cola Amatil Ltd.1	1,703,988	23,404
Imperial Tobacco Group PLC1	537,000	20,662
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	435,000	16,674
Coca-Cola Hellenic Bottling Co. SA1,2	934,000	16,570
Wesfarmers Ltd.1	500,000	15,393
Pernod Ricard SA1	135,660	14,512
ITC Ltd.1	2,475,000	11,527
China Yurun Food Group Ltd.1	10,000,000	8,801
Grupo Modelo, SAB de CV, Series C	697,400	6,167
AMOREPACIFIC Corp.1	5,800	5,396
		565,643

ENERGY — 9.83%
Royal Dutch Shell PLC, Class B1	4,234,000	147,767
TOTAL SA1	2,572,000	116,072
Crescent Point Energy Corp.	2,150,000	80,248
Enbridge Inc.	1,453,557	58,051
Saipem SpA, Class S1	575,700	25,639
Oil Search Ltd.1	2,757,735	18,817
Transocean Ltd.	350,000	15,655
Keyera Corp.	310,000	12,904
YPF Sociedad Anónima, Class D (ADR)	470,000	5,805
		480,958

INDUSTRIALS — 9.72%
Schneider Electric SA1	1,103,032	61,460
Siemens AG1	553,500	46,526
SGS SA1	23,000	43,097
Marubeni Corp.1	6,210,000	41,332
Andritz AG1	726,000	37,376
Wolseley PLC1	982,200	36,697
Kubota Corp.1	3,380,000	31,193
Meggitt PLC1	4,700,000	28,502
CCR SA, ordinary nominative	3,013,800	24,504
Qantas Airways Ltd.1,2	22,030,000	24,417
Geberit AG1	118,000	23,276
ASSA ABLOY AB, Class B1	783,500	21,909
Aggreko PLC1	370,000	12,036
Ryanair Holdings PLC (ADR)2	360,000	10,944
Vallourec SA1	250,000	10,261
Orkla AS1	1,207,800	8,767
Mitsubishi Corp.1	333,100	6,726
Komatsu Ltd.1	260,000	6,232
		475,255

CONSUMER DISCRETIONARY — 8.76%
Virgin Media Inc.	1,815,000	44,268
Bayerische Motoren Werke AG1	583,000	42,243
Toyota Motor Corp.1	890,000	35,872
ProSiebenSAT.1 Media AG, nonvoting preferred1	1,360,000	30,359
Intercontinental Hotels Group PLC1	1,099,000	26,560
H & M Hennes & Mauritz AB, Class B1	735,000	26,425
SES SA, Class A (FDR)1	1,075,000	25,421
Industria de Diseño Textil, SA1	236,500	24,461
Naspers Ltd., Class N1	455,000	24,332
Wolters Kluwer NV1	1,437,035	22,877
Hyundai Mobis Co., Ltd.1	75,000	18,156
Wynn Macau, Ltd.1	7,176,800	16,876
OPAP SA1	2,199,400	13,841
Volkswagen AG, nonvoting preferred1	87,000	13,794
Daimler AG1	266,000	11,963
MGM China Holdings Ltd.1	7,723,200	11,878
Thomson Reuters Corp.	410,000	11,666
Christian Dior SA1	61,000	8,401
Cie. Financière Richemont SA, Class A, non-registered shares1	147,000	8,067
Mediaset SpA1	4,580,000	8,013
Esprit Holdings Ltd.1	2,026,442	2,620
Tata Motors Ltd., Class A (DVR)1	146,245	351
		428,444

UTILITIES — 7.45%
National Grid PLC1	11,626,655	123,064
GDF SUEZ1	4,248,999	101,377
Power Assets Holdings Ltd.1	12,028,000	90,311
Glow Energy PCL1	9,200,000	18,014
CLP Holdings Ltd.1	1,550,000	13,183
Snam SpA1	2,798,398	12,475
E.ON AG1	275,000	5,924
		364,348

MATERIALS — 7.17%
Orica Ltd.1	2,257,348	57,456
L’Air Liquide SA, bonus shares1	384,458	43,986
L’Air Liquide SA, non-registered shares1	111,053	12,706
Fletcher Building Ltd.1	9,597,000	45,391
BASF SE1	549,000	38,149
Amcor Ltd.1	5,125,000	37,349
Syngenta AG1	80,800	27,584
Impala Platinum Holdings Ltd.1	1,510,000	25,112
K+S AG1	394,400	17,995
Givaudan SA1	16,300	16,010
PT Semen Gresik (Persero) Tbk1	12,680,000	15,314
Linde AG1	87,285	13,595
		350,647

TELECOMMUNICATION SERVICES — 7.06%
Telstra Corp. Ltd.1	14,254,000	54,014
France Télécom SA1	3,503,300	46,102
América Móvil, SAB de CV, Series L	22,060,000	28,758
América Móvil, SAB de CV, Series L (ADR)	662,000	17,252
Koninklijke KPN NV1	4,186,250	40,085
Taiwan Mobile Co., Ltd.1	9,336,000	30,855
Vodafone Group PLC1	8,762,052	24,618
HKT Trust, units1	28,916,000	22,658
Advanced Info Service PCL1	3,170,500	18,510
Telefónica Czech Republic, AS1	842,000	16,090
BT Group PLC1	4,594,000	15,229
Total Access Communication PCL1	5,233,800	12,291
Bell Aliant Inc.	280,000	7,021
Hellenic Telecommunications Organization SA1,2	2,470,200	6,298
Portugal Telecom, SGPS, SA1	1,280,000	5,626
		345,407

HEALTH CARE — 6.10%
Novartis AG1	1,808,200	100,861
Sanofi1	650,683	49,342
GlaxoSmithKline PLC1	1,350,000	30,612
Sonic Healthcare Ltd.1	2,287,000	29,825
CSL Ltd.1	610,000	24,741
Roche Holding AG1	119,300	20,594
Novo Nordisk A/S, Class B1	130,000	18,807
Smith & Nephew PLC1	1,520,000	15,216
Bayer AG1	115,000	8,293
		298,291

INFORMATION TECHNOLOGY — 5.64%
Taiwan Semiconductor Manufacturing Co. Ltd.1,2	35,271,506	96,543
Nintendo Co., Ltd.1	364,400	42,520
Quanta Computer Inc.1	10,964,000	29,517
ASM Pacific Technology Ltd.1	2,011,000	25,645
Samsung Electronics Co. Ltd.1	24,000	25,445
Canon, Inc.1	509,000	20,382
Keyence Corp.1	72,600	17,955
ASML Holding NV1	200,000	10,191
HTC Corp.1	568,102	7,470
		275,668

MISCELLANEOUS — 1.44%
Other common stocks in initial period of acquisition		70,491

Total common stocks (cost: $4,214,935,000)		4,491,424

Preferred stocks — 0.26%

FINANCIALS — 0.26%
HSBC Holdings PLC, Series 2, 8.00%	472,795	12,880

Total preferred stocks (cost: $12,000,000)		12,880

Convertible securities — 0.16%

MISCELLANEOUS — 0.16%
Other convertible securities in initial period of acquisition		7,659

Total convertible securities (cost: $7,380,000)		7,659

	Principal amount
Bonds & notes — 0.79%	(000)

FINANCIALS — 0.37%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)3,4	$5,410	6,791
Société Générale, junior subordinated 6.999% (undated)4	€6,200	5,688
Westfield Group 5.40% 20123	$175	177
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20143	430	455
Westfield Group 5.70% 20163	4,540	5,002
		18,113

CONSUMER STAPLES — 0.33%
British American Tobacco International Finance PLC 8.125% 20133	12,159	13,267
British American Tobacco International Finance PLC 9.50% 20183	2,000	2,728
		15,995

TELECOMMUNICATION SERVICES — 0.05%
Digicel Group Ltd. 12.00% 20143	2,000	2,220

CONSUMER DISCRETIONARY — 0.04%
DaimlerChrysler North America Holding Corp. 6.50% 2013	1,990	2,134

Total bonds & notes (cost: $31,209,000)		38,462

	Principal amount	Value
Short-term securities — 6.19%	(000)	(000)

U.S. Treasury Bills 0.121%–0.141% due 8/9–12/13/2012	$71,100	$71,084
Québec (Province of) 0.15%–0.18% due 7/13–8/17/20123	48,600	48,590
Freddie Mac 0.13%–0.17% due 8/21/2012–2/4/2013	45,000	44,968
American Honda Finance Corp. 0.13% due 7/25/2012	25,000	24,998
Federal Home Loan Bank 0.145% due 12/5/2012	25,000	24,982
Federal Farm Credit Banks 0.18% due 12/28/2012	25,000	24,978
British Columbia (Province of) 0.14% due 7/11/2012	20,000	20,000
Thunder Bay Funding, LLC 0.15% due 7/20/20123	14,700	14,699
Fannie Mae 0.11% due 8/27/2012	13,600	13,598
Bank of Nova Scotia 0.08% due 7/2/2012	11,150	11,150
Siemens Capital Co. LLC 0.14% due 7/9/20123	3,700	3,700

Total short-term securities (cost: $302,747,000)		302,747

Total investment securities (cost: $4,568,271,000)		4,853,172
Other assets less liabilities		37,707

Net assets		$4,890,879

As permitted by U.S. Securities and Exchange Commission (“SEC”) regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $3,961,532,000, which represented 81.00% of the net assets of the fund. This amount includes $3,917,546,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $97,629,000, which represented 2.00% of the net assets of the fund.

4Coupon rate may change periodically.

Key to abbreviations and symbol

ADR = American Depositary Receipts
DVR = Differential Voting Rights
FDR = Fiduciary Depositary Receipts
€ = Euros

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-934-0812O-S32895

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
International Growth and Income Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of International Growth and Income Fund (the “Fund”) as of June 30, 2012, and for the year then ended and have issued our report thereon dated August 10, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of June 30, 2012, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
August 10, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2012

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: August 31, 2012